                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

                         SUPPLEMENT DATED MAY 1, 2010
                                    TO THE
            PROSPECTUSES DATED APRIL 28, 2008 AND NOVEMBER 9, 2009
                                  (CLASS VL)

This supplement updates certain information in the prospectuses dated April 28, 2008 and November 9, 2009 for the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy refers to both policies except where otherwise noted. WE NO LONGER OFFER THE POLICY DESCRIBED HEREIN.

You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the 30 Investment Funds listed below which are offered through MetLife Investors Variable Life Account One (the "Separate Account"). The Cash Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.

MET INVESTORS SERIES TRUST (CLASS A)
      Clarion Global Real Estate Portfolio
      Harris Oakmark International Portfolio
      Invesco Small Cap Growth Portfolio (formerly   Met/AIM Small Cap Growth
      Portfolio)
      Lazard Mid Cap Portfolio
      Legg Mason ClearBridge Aggressive Growth   Portfolio (formerly Legg Mason
      Partners   Aggressive Growth Portfolio)
      Legg Mason Value Equity Portfolio
      Loomis Sayles Global Markets Portfolio
      Lord Abbett Bond Debenture Portfolio
      Lord Abbett Growth and Income Portfolio
      MFS(R) Emerging Markets Equity Portfolio
      MFS(R) Research International Portfolio
      Oppenheimer Capital Appreciation Portfolio
      PIMCO Inflation Protected Bond Portfolio
      PIMCO Total Return Portfolio
      RCM Technology Portfolio
      T. Rowe Price Mid Cap Growth Portfolio
      Third Avenue Small Cap Value Portfolio
      Turner Mid Cap Growth Portfolio
      Van Kampen Comstock Portfolio

      MetLife Defensive Strategy Portfolio
      MetLife Moderate Strategy Portfolio
      MetLife Balanced Strategy Portfolio
      MetLife Growth Strategy Portfolio
      MetLife Aggressive Strategy Portfolio

METROPOLITAN SERIES FUND, INC. (CLASS A)
      BlackRock Money Market Portfolio
      Davis Venture Value Portfolio
      Jennison Growth Portfolio
      Met/Artisan Mid Cap Value Portfolio
      MetLife Stock Index Portfolio
      Western Asset Management U.S. Government   Portfolio

The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

ANNUAL INVESTMENT FUND OPERATING EXPENSES

The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2009. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.

                                                                      Minimum Maximum
-------------------------------------------------------------------------------------
Total Annual Investment Fund Operating Expenses
  (expenses that are deducted from Investment Fund assets, including
  management fees and other expenses)................................   .28%   1.17%
-------------------------------------------------------------------------------------

INVESTMENT FUND EXPENSES

Annual Investment Fund Operating Expenses for the period ended December 31, 2009, as a percentage of average net assets, before and after any fee waivers and expense reimbursements, were as follows:

                                                                                            Contractual
                                                                                                Fee
                                                  Distribution                                Waiver
                                                     and/or             Acquired    Total     and/or    Net Total
                                                    Service             Fund Fees  Annual     Expense     Annual
                                       Management   (12b-1)     Other      and    Operating Reimburse-  Operating
                                          Fee         Fees     Expenses Expenses* Expenses     ment     Expenses**
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MET INVESTORS SERIES TRUST --
  CLASS A
 Clarion Global Real Estate Portfolio     0.64%        --        0.09%     --       0.73%       --         0.73%
 Harris Oakmark International
   Portfolio                              0.79%        --        0.05%     --       0.84%       --         0.84%
 Invesco Small Cap Growth Portfolio       0.86%        --        0.04%     --       0.90%       --         0.90%
 Lazard Mid Cap Portfolio                 0.70%        --        0.04%     --       0.74%       --         0.74%
 Legg Mason ClearBridge Aggressive
   Growth Portfolio                       0.64%        --        0.03%     --       0.67%       --         0.67%
 Legg Mason Value Equity Portfolio        0.64%        --        0.07%     --       0.71%       --         0.71%
 Loomis Sayles Global Markets
   Portfolio                              0.69%        --        0.07%     --       0.76%       --         0.76%
 Lord Abbett Bond Debenture
   Portfolio                              0.51%        --        0.04%     --       0.55%       --         0.55%
 Lord Abbett Growth and Income
   Portfolio                              0.53%        --        0.03%     --       0.56%       --         0.56%
 MFS(R) Emerging Markets Equity
   Portfolio                              0.99%        --        0.18%     --       1.17%       --         1.17%
 MFS(R) Research International
   Portfolio                              0.71%        --        0.10%     --       0.81%       --         0.81%
 Oppenheimer Capital Appreciation
   Portfolio                              0.60%        --        0.07%     --       0.67%       --         0.67%
 PIMCO Inflation Protected Bond
   Portfolio                              0.48%        --        0.05%     --       0.53%       --         0.53%
 PIMCO Total Return Portfolio             0.48%        --        0.04%     --       0.52%       --         0.52%
 RCM Technology Portfolio                 0.88%        --        0.08%     --       0.96%       --         0.96%
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                                                                                           Contractual
                                                                                               Fee
                                                 Distribution                                Waiver
                                                    and/or             Acquired    Total     and/or    Net Total
                                                   Service             Fund Fees  Annual     Expense     Annual
                                      Management   (12b-1)     Other      and    Operating Reimburse-  Operating
                                         Fee         Fees     Expenses Expenses* Expenses     ment     Expenses**
------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Mid Cap Growth
   Portfolio                             0.75%        --        0.04%      --      0.79%        --        0.79%
 Third Avenue Small Cap Value
   Portfolio                             0.74%        --        0.04%      --      0.78%        --        0.78%
 Turner Mid Cap Growth Portfolio         0.79%        --        0.05%      --      0.84%        --        0.84%
 Van Kampen Comstock Portfolio           0.61%        --        0.03%      --      0.64%        --        0.64%
 MetLife Defensive Strategy
   Portfolio                             0.07%        --        0.03%    0.56%     0.66%        --        0.66%/1/
 MetLife Moderate Strategy
   Portfolio                             0.07%        --          --     0.65%     0.72%        --        0.72%/1/
 MetLife Balanced Strategy Portfolio     0.06%        --          --     0.66%     0.72%        --        0.72%/1/
 MetLife Growth Strategy Portfolio       0.06%        --          --     0.73%     0.79%        --        0.79%/1/
 MetLife Aggressive Strategy
   Portfolio                             0.10%        --        0.02%    0.73%     0.85%      0.02%       0.83%/2/

METROPOLITAN SERIES FUND,
  INC. -- CLASS A
 BlackRock Money Market Portfolio        0.32%        --        0.02%      --      0.34%      0.01%       0.33%/3/
 Davis Venture Value Portfolio           0.71%        --        0.03%      --      0.74%      0.05%       0.69%/4/
 Jennison Growth Portfolio               0.62%        --        0.04%      --      0.66%      0.04%       0.62%/5/
 Met/Artisan Mid Cap Value
   Portfolio                             0.82%        --        0.05%      --      0.87%        --        0.87%/6/
 MetLife Stock Index Portfolio           0.25%        --        0.03%      --      0.28%      0.01%       0.27%/7/
 Western Asset Management U.S.
   Government Portfolio                  0.48%        --        0.04%      --      0.52%      0.01%       0.51%/8/
------------------------------------------------------------------------------------------------------------------

* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
/1/ The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
/2/ The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.10%.
/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. Other Expenses do not reflect fees of 0.03% paid in connection with the U.S. Treasury Temporary Guarantee Program for Money Market Funds.

/4/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.
/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.
/6/ Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.
/7/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.
/8/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS

METLIFE INVESTORS AND THE SEPARATE ACCOUNT

There are currently 30 Investment Funds available in the Policy. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and (2) Metropolitan Series Fund, Inc.

The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers or sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers or sub-advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers or sub-advisers.

An Investment Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. An Investment Fund may not experience similar performance as its assets grow.

YOU SHOULD READ THE PROSPECTUSES FOR THE INVESTMENT FUNDS CAREFULLY. YOU CAN OBTAIN COPIES OF THE INVESTMENT FUND PROSPECTUSES BY CALLING US AT (800) 638-9294.

MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment adviser to the Met Investors Series Trust and the Metropolitan Series Fund, Inc. MetLife Advisers has engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:

MET INVESTORS SERIES TRUST                        ADVISER: METLIFE ADVISERS, LLC

Investment Fund                         Sub-Adviser                Investment Objective
------------------------------------------------------------------------------------------------------------------

Clarion Global Real Estate Portfolio    ING Clarion Real Estate    Total return through investment in real estate
                                        Securities LLC             securities, emphasizing both capital
                                                                   appreciation and current income.

Harris Oakmark International Portfolio  Harris Associates L.P.     Long-term capital appreciation.

Invesco Small Cap Growth Portfolio      Invesco Advisers, Inc./1/  Long-term growth of capital.

Lazard Mid Cap Portfolio                Lazard Asset               Long-term growth of capital.
                                        Management LLC

MET INVESTORS SERIES TRUST                        ADVISER: METLIFE ADVISERS, LLC

Investment Fund                             Sub-Adviser              Investment Objective
--------------------------------------------------------------------------------------------------------------------

Legg Mason ClearBridge Aggressive Growth    ClearBridge Advisors,    Capital appreciation.
Portfolio                                   LLC

Legg Mason Value Equity Portfolio           Legg Mason Capital       Long-term growth of capital.
                                            Management, Inc.

Loomis Sayles Global Markets Portfolio      Loomis, Sayles &         High total investment return through a
                                            Company, L.P.            combination of capital appreciation and
                                                                     income.

Lord Abbett Bond Debenture Portfolio        Lord, Abbett & Co. LLC   High current income and the opportunity for
                                                                     capital appreciation to produce a high total
                                                                     return.

Lord Abbett Growth and Income Portfolio     Lord, Abbett & Co. LLC   Long-term growth of capital and income
                                                                     without excessive fluctuation in market value.

MFS(R) Emerging Markets Equity Portfolio    Massachusetts Financial  Capital appreciation.
                                            Services Company

MFS(R) Research International Portfolio     Massachusetts Financial  Capital appreciation.
                                            Services Company

Oppenheimer Capital Appreciation Portfolio  OppenheimerFunds, Inc.   Capital appreciation.

PIMCO Inflation Protected Bond Portfolio    Pacific Investment       Maximum real return, consistent with
                                            Management Company       preservation of capital and prudent
                                            LLC                      investment management.

PIMCO Total Return Portfolio                Pacific Investment       Maximum total return, consistent with the
                                            Management Company       preservation of capital and prudent
                                            LLC                      investment management.

RCM Technology Portfolio                    RCM Capital              Capital appreciation; no consideration is
                                            Management LLC           given to income.

T. Rowe Price Mid Cap Growth Portfolio      T. Rowe Price            Long-term growth of capital.
                                            Associates, Inc.

Third Avenue Small Cap Value Portfolio      Third Avenue             Long-term capital appreciation.
                                            Management LLC

Turner Mid Cap Growth Portfolio             Turner Investment        Capital appreciation.
                                            Partners, Inc.

Van Kampen Comstock Portfolio               Morgan Stanley           Capital growth and income.
                                            Investment Management
                                            Inc./2/

MetLife Defensive Strategy Portfolio        N/A                      A high level of current income with growth
                                                                     of capital a secondary objective.

MetLife Moderate Strategy Portfolio         N/A                      High total return in the form of income and
                                                                     growth of capital, with a greater emphasis on
                                                                     income.

MetLife Balanced Strategy Portfolio         N/A                      A balance between a high level of current
                                                                     income and growth of capital with a greater
                                                                     emphasis on growth of capital.

MetLife Growth Strategy Portfolio           N/A                      Growth of capital.

MetLife Aggressive Strategy Portfolio       N/A                      Growth of capital.

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC

Investment Fund                           Sub-Adviser               Investment Objective
-----------------------------------------------------------------------------------------------------------------

BlackRock Money Market Portfolio/3/       BlackRock Advisors,       High level of current income consistent with
                                          LLC                       preservation of capital.

Davis Venture Value Portfolio             Davis Selected Advisers,  Growth of capital.
                                          L.P./4/

Jennison Growth Portfolio                 Jennison Associates LLC   Long-term growth of capital.

Met/Artisan Mid Cap Value Portfolio       Artisan Partners Limited  Long-term capital growth.
                                          Partnership

MetLife Stock Index Portfolio             MetLife Investment        To equal the performance of the Standard &
                                          Advisors Company, LLC     Poor's 500 Composite Stock Price Index.

Western Asset Management U.S. Government  Western Asset             Maximize total return consistent with
Portfolio                                 Management Company        preservation of capital and maintenance of
                                                                    liquidity.
-----------------------------------------------------------------------------------------------------------------

/1/ Prior to January 1, 2010, the sub-adviser to the Portfolio was known as Invesco Aim Capital Management, Inc.
/2/ On or about May 28, 2010, it is expected that Invesco Advisers, Inc. will become the sub-adviser to the Portfolio.
/3/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/4/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.

Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

TRANSFERS

The following paragraph has been modified:

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Funds (i.e., the Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Loomis Sayles Global Markets Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio and Third Avenue Small Cap Value Portfolio) and we monitor transfer activity in those Investment Funds (the Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Investment Fund, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and
(3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

OTHER INFORMATION

METLIFE INVESTORS

For Policies issued on or before December 31, 2002, General American Life Insurance Company ("General American"), the former parent of MetLife Investors, agreed to ensure that MetLife Investors will have sufficient funds to meet its obligations under the Policies. In the event an Owner or Beneficiary of such a Policy presents a legitimate claim for payment, General American will pay such claim directly to the Owner or Beneficiary if MetLife Investors is unable to make such payment. This guarantee is enforceable against General American directly without any requirement that the Policy Owner or Beneficiary first file a claim against MetLife Investors. The guarantee agreement is binding on General American, its successors or assigns and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating. With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under Section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. In general, however, the insurance proceeds payable on the death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements. If Investment Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.

INVESTOR CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider is unclear.

While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy Section 7702.

POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary to the extent provided in Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued
August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums. Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then any distribution (including the proceeds of any loan) is taxable to the extent of income in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Loans from a Policy which is not classified as a MEC, will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans.

If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.

Interest payable on a loan under a Policy is generally not deductible.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).

TAX TREATMENT OF POLICY SPLIT. The Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. In general exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction. It is not clear whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising either rider.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payments of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split dollar plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

In general, the estate tax has been repealed for estates of decedents dying in 2010, but is scheduled to be reinstated in 2011 with an exemption of $1 million and a maximum rate of 55%. The generation-skipping transfer (GST) tax has also been repealed for 2010, and is scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.

During the repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.

It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Please consult your tax adviser.

The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax on the income in the Policy or the proceeds of the Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.